UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 9, 2010
Archipelago Learning, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34555	27-0767387

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3400 Carlisle St., Suite 345, Dallas, Texas	75204

(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): 800-419-3191
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     On June 9, 2010, Archipelago Learning, Inc., a Delaware corporation (the “Company”) and Archipelago Learning Holdings UK Limited, a United Kingdom private limited company (“Archipelago UK”), a newly formed wholly owned indirect subsidiary of the Company, acquired Educationcity Limited., a United Kingdom private limited company (“EducationCity”), pursuant to a Share Purchase Agreement (the “Acquisition Agreement”) with Matthew Drakard, Simon Booley and Tom Morgan (collectively, the “Sellers”). Pursuant to the Acquisition Agreement, Archipelago UK purchased 100% of the equity of EducationCity for a purchase price of: (i) $65,116,274 in cash; (ii) 1,242,408 shares of common stock, par value $0.001 (the “common stock”) of the Company; and (iii) $5.0 million in additional deferred cash consideration, of which $2.5 million will be paid by the Company on each of December 31, 2010 and December 31, 2011 (the “Acquisition”). The Acquisition was financed with cash on hand and the proceeds of a new $15.0 million supplemental term loan and $10.0 million revolving loan commitments.
     On June 10, 2010, the Company filed a Current Report on Form 8-K announcing the completion of the Acquisition (the “Original 8-K”). This Current Report on Form 8-K/A is filed as an amendment to the Original 8-K solely to include the financial information described in Item 9.01 below that was previously omitted from the Original 8-K in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
     The audited financial statements of EductionCity as of and for the years ended December 31, 2009 and 2008 and the unaudited interim financial statements of EducationCity as of March 31, 2010 and for the three months ended March 31, 2010 and 2009 are filed as Exhibit 99.1 hereto and incorporated herein by reference.
(b) Pro Forma Financial Information
     The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 hereto and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte LLP, independent auditors.

99.1
Audited consolidated financial statements as of and for the years ended December 31, 2009 and 2008 and unaudited financial statements as of March 31, 2010 and for the three months ended March 31, 2010 and 2009 of Educationcity Limited.

99.2	Unaudited pro forma condensed combined financial information of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHIPELAGO LEARNING, INC.
By:	/s/ James Walburg
	Name:	James Walburg
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Date: August 20, 2010

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte LLP, independent auditors.

99.1
Audited consolidated financial statements as of and for the years ended December 31, 2009 and 2008 and unaudited financial statements as of March 31, 2010 and for the three months ended March 31, 2010 and 2009 of Educationcity Limited.

99.2	Unaudited pro forma condensed combined financial information of the Company.